UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PIMEX

Putnam Intermediate-Term Municipal Income Fund

Semiannual report
5|31|15

A world of investing.®

Putnam
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Intermediate-Term
Municipal Income Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 8, 2015

Putnam Intermediate-Term Municipal Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund invests mainly in bonds that have intermediate-term maturities from 3 to 10 years and are investment grade in quality. The portfolio managers can select bonds from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Susan A. McCormack, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 5/31/15 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.36% ($770)
2.99% ($1,692)
3.99% ($2,260)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 5/31/15. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.07%
7.55%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2013. Most recent data available.

2 Intermediate-Term Municipal Income Fund

Intermediate-Term Municipal Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

The fund — class A shares before sales charge
Putnam Intermediate-Term Municipal Income Fund (PIMEX)
Fund's benchmark
Barclays 7-Year Municipal Bond Index
Fund's Lipper peer group average
Intermediate Municipal Debt Funds
1.56
2.34
1.47
1.50
2.12
1.34
0.40
0.03
-0.01
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Intermediate-Term Municipal Income Fund

Interview with your fund’s portfolio manager

Susan A. McCormack, CFA

Susan, what was the municipal bond market environment like during the six-month reporting period ended May 31, 2015?

Uncertainties surrounding the timing of the Federal Reserve’s first rate hike since June 2006 contributed to heightened interest-rate volatility during the period, as did growth worries and diverging central bank policies around the globe. Prospects for higher U.S. interest rates contributed to a rally in the U.S. dollar, which appreciated strongly against foreign currencies. Falling energy prices also added another dimension to the debate about growth as lower prices rippled through the economy and helped to ease inflationary pressures. Geopolitical tensions sparked a flight to quality at times during the period, as investors generally became more cautious in their outlook.

Municipal bond yields ended the six-month period at higher levels, but there was significant volatility during that time. This past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of their first rate increase. Yields rallied strongly in December and January. Improving economic reports in February led to a selloff, erasing gains from the prior two months. Subsequently, in March, the Fed removed the word “patient” from its statement about plans for raising interest rates — a change in wording that was expected, but the central bank also tempered its outlook for the U.S. economy and inflation.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Intermediate-Term Municipal Income Fund     5

Fed Chair Janet Yellen added that when rates start to increase, they might not approach long-term “normal” levels for some time. The overall dovish tone of Yellen’s statement was well received by investors, as it signaled a more gradual path to the normalization of interest rates than many investors had anticipated. March and most of April were benign for bonds. Just before the end of April, Yellen acknowledged recent weakness in the U.S. economy but left open the possibility of raising rates in the second half of 2015. In addition, economic reports began to exceed expectations once again. Bond yields rose during the last week of April and throughout May, ending the six-month period higher overall.

How did Putnam Intermediate-Term Municipal Income Fund perform against this backdrop?

Intermediate-term municipal bonds turned in a slightly positive return for the reporting period, as measured by the fund’s benchmark, the Barclays 7-Year Municipal Bond Index — outperforming shorter-term municipal bonds but underperforming longer-term municipal bonds on an absolute basis. While all yields ended the period higher, shorter-term municipal yields rose the most, hurting the performance of those bonds. While longer-term yields rose slightly more than 7-year yields, the higher coupon income from the longer-maturity bonds more than made up for their price

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Intermediate-Term Municipal Income Fund

“In our opinion, the general fiscal
health and creditworthiness of the
municipal bond market are solid.”

Susan McCormack

loss, leading to their outperformance versus intermediate-term bonds.

Against this backdrop, the fund lagged its benchmark, the Barclays 7-Year Municipal Bond Index, and the average return of its Lipper peer group for the six months ended May 31, 2015. We attribute this result to the portfolio’s emphasis on what we believe are high-quality bonds, as well as its higher cash position relative to its Lipper peers.

What strategies or holdings influenced the fund’s performance during the reporting period?

By focusing on intermediate-term municipal bonds with maturities on average of 3 to 10 years, the fund continued to offer a more competitive tax-exempt yield than shorter-term tax-free investments but with lower duration, or less sensitivity to interest-rate changes, than longer-maturity municipal bonds.

While we looked for investments that allowed us to extend maturities further out on the tax-exempt yield curve to lock in attractive rates for longer periods, we kept the fund’s duration positioning below that of its Lipper peer group based on our interest-rate outlook. This included

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Intermediate-Term Municipal Income Fund     7

maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed carrying slightly higher-than-average cash balances gave us greater flexibility to act swiftly when timely investment opportunities presented themselves.

With approximately 95% of its assets anchored by investment-grade bonds at period-end, the portfolio remained invested primarily in a wide range of intermediate-term municipal bonds from around the nation. The rally in riskier municipal bonds pushed yields lower and narrowed credit spreads [the yield advantage that municipal bonds offer over U.S. Treasuries]. Our overweight positioning in bonds rated A and Baa benefited performance during the period. The fund was weighted more toward essential service revenue bonds than toward general obligation [G.O.] bonds. Revenue bonds are typically issued by state and local governments to finance specific revenue-generating projects, and the projects’ receipts are used to service the debt. While we believe that conditions are improving at the state and local levels, we continued to underweight local G.O. bonds relative to the benchmark because these securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds.

Relative to its Lipper peer group, the portfolio’s sector overweights included transportation, higher education, essential service utilities, and continuing-care retirement community bonds. Overall, this credit positioning contributed positively to performance.

What factors are likely to influence the performance of municipal bonds in the coming months?

Questions about the timing of a Fed interest-rate hike are likely to dominate the public discourse and may fuel market volatility until the central bank acts. Thus, in our view we believe the Fed’s actions, along with the direction of U.S. Treasuries, will highly influence the performance of municipal bonds in the coming months.

In our opinion, the general fiscal health and creditworthiness of the municipal bond market are solid. Despite some high-profile outliers, such as Detroit, Chicago, and Puerto Rico that have garnered much media attention, we expect defaults to remain low and that they could even decline further as the U.S. economy recovers. The default rate, which stood at 0.03% for 2014 [according to Bank of America Merrill Lynch], is a tiny fraction of the $3.6 trillion municipal bond market, and we don’t believe defaults are likely to increase meaningfully in the foreseeable future. That said, we would expect Illinois, Chicago, and Puerto Rico to continue to be in the headlines, as they contend with budget and pension issues. [See In the News on page 9.]

Prospects for reform of the taxation of municipal bonds appear to constitute little risk at this point, in our opinion. However, we are closely monitoring the various proposals and believe any momentum for change will more likely come after the 2016 elections.

Thank you, Susan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference

8     Intermediate-Term Municipal Income Fund

information produced by Lipper Inc. or through a third party.

Portfolio Manager Susan A. McCormack holds an M.B.A. from the Stanford Graduate School of Business at Stanford University and an A.B. from Dartmouth College. She joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Susan, your fund’s portfolio managers are Paul M. Drury, CFA, and Thalia Meehan, CFA.

IN THE NEWS

Following debt crises in Detroit and Puerto Rico, Illinois and Chicago are confronting their own fiscal challenges, largely because of unfunded pension obligations. The situation could potentially lead to significantly higher taxes and/or cuts in state and city spending. Illinois has one of the worst funded state-employee pension systems in the nation. Chicago, the nation’s third-largest city, faces about $20 billion in unfunded pension liabilities. In May, Moody’s Investors Service downgraded Chicago’s bond rating to junk status. While Moody’s downgrade of the third largest city was a newsworthy development, Chicago still holds investment-grade ratings of A– from Standard & Poor’s and Kroll Bond Rating Agency and BBB+ from Fitch Ratings. In 2013, Detroit faced myriad debts, including unfunded pensions, and became the largest U.S. city ever to seek federal bankruptcy protection. In contrast, Chicago has a more diversified economy and a broader demographic foundation. At this time, Chicago appears unlikely to declare bankruptcy, but its funding difficulties could remain in the headlines for some time. In Puerto Rico, after years of crippling government deficits, government bonds have traded at distressed levels for nearly two years. In late June, the governor of the island territory of the United States announced he would seek a moratorium with creditors, although key debt payments due July 1 were made.

Intermediate-Term Municipal Income Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	3.47%	–0.66%	2.14%	–0.86%	1.82%	1.82%	2.92%	–0.42%	4.03%
Annual average	1.56	–0.30	0.97	–0.39	0.82	0.82	1.32	–0.19	1.81
1 year	1.50	–2.56	0.90	–4.10	0.75	–0.25	1.25	–2.04	1.76
6 months	–0.01	–4.01	–0.31	–5.28	–0.38	–1.38	–0.13	–3.38	0.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/15

	Barclays 7-Year Municipal Bond Index	Lipper Intermediate Municipal Debt Funds category average*
Life of fund	5.23%	3.28%
Annual average	2.34	1.47
1 year	2.12	1.34
6 months	0.40	0.03

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 5/31/15, there were 226, 222, and 208 funds, respectively, in this Lipper category.

10     Intermediate-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income [1]	$0.059484		$0.028980	$0.021378	$0.047035		$0.072190
Capital gains [2]	—		—	—	—		—
Total	$0.059484		$0.028980	$0.021378	$0.047035		$0.072190
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/14	$10.16	$10.58	$10.16	$10.16	$10.16	$10.50	$10.16
5/31/15	10.10	10.52	10.10	10.10	10.10	10.44	10.10
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [3]	1.10%	1.06%	0.50%	0.35%	0.86%	0.83%	1.35%
Taxable equivalent [4]	1.94	1.87	0.88	0.62	1.52	1.47	2.39
Current 30-day SEC yield
(with expense limitation) [5,6]	N/A	0.91	0.36	0.20	N/A	0.68	1.19
Taxable equivalent [4]	N/A	1.61	0.64	0.35	N/A	1.20	2.10
Current 30-day SEC yield
(without expense limitation) [6]	N/A	0.11	–0.47	–0.63	N/A	–0.12	0.36
Taxable equivalent [4]	N/A	0.19	–0.83	–1.11	N/A	–0.21	0.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Intermediate-Term Municipal Income Fund     11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	3.38%	–0.75%	2.00%	–1.00%	1.66%	1.66%	–2.81%	–0.53%	3.97%
Annual average	1.47	–0.33	0.87	–0.44	0.73	0.73	1.22	–0.23	1.72
1 year	1.40	–2.66	0.79	–4.21	0.64	–0.36	1.15	–2.14	1.65
6 months	–0.20	–4.19	–0.49	–5.45	–0.57	–1.56	–0.32	–3.56	–0.07

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/14*	0.85%	1.45%	1.60%	1.10%	0.60%
Total annual operating expenses for the fiscal year ended 11/30/14	1.76%	2.36%	2.51%	2.01%	1.51%
Annualized expense ratio for the six-month period ended 5/31/15	0.85%	1.45%	1.60%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

12     Intermediate-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.24	$7.22	$7.96	$5.48	$2.99
Ending value (after expenses)	$999.90	$996.90	$996.20	$998.70	$1,001.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.28	$7.29	$8.05	$5.54	$3.02
Ending value (after expenses)	$1,020.69	$1,017.70	$1,016.95	$1,019.45	$1,021.94

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Intermediate-Term Municipal Income Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 7-Year Municipal Bond Index measures the performance of investment-grade issues with remaining maturities of seven to eight years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

14     Intermediate-Term Municipal Income Fund

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Intermediate-Term Municipal Income Fund

The fund’s portfolio 5/31/15 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AMBAC AMBAC Indemnity Corporation

BAM Build America Mutual

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

Q-SBLF Qualified School Board Loan Fund

U.S. Govt. Coll. U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (94.3%)*	Rating**	Principal amount	Value
Arizona (7.2%)
AZ Agricultural Impt. & Pwr. Dist. Elec. Syst. Rev. Bonds, Ser. A, 5s, 12/1/22	Aa1	$75,000	$88,991
AZ State COP, Ser. A, AGM, 5 1/4s, 10/1/20	AA	50,000	57,352
AZ State Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.), Ser. A, 5s, 1/1/17	AA–	50,000	53,147
AZ State Trans. Board Hwy. Rev. Bonds (Maricopa Cnty.)
U.S. Govt. Coll., 5s, 7/1/24 (Prerefunded 7/1/20)	Aa1	70,000	81,860
4 1/4s, 7/1/19	Aa1	70,000	78,293
AZ Wtr. Infrastructure Fin. Auth. Rev. Bonds (Wtr. Quality), Ser. A, 5s, 10/1/24	Aaa	100,000	123,398
Gilbert, Sub. Lien Sales Tax Pledged Oblig. Rev. Bonds, 5s, 7/1/25	AA+	100,000	121,254
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5 1/4s, 5/15/21	A–	75,000	86,606
Pima Cnty., Swr. Rev. Bonds, Ser. A, 5s, 7/1/20	AA–	100,000	116,464
Scottsdale, Muni. Property Corp. Excise Tax Rev. Bonds
5s, 7/1/25	AAA	100,000	121,731
5s, 7/1/20 (Prerefunded 7/1/16)	AAA	25,000	26,258
			955,354
California (15.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(O’Connor Woods), 5s, 1/1/23	A+	75,000	85,262
(Episcopal Sr. Cmntys.), 5s, 7/1/22	BBB+/F	50,000	56,743
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
5s, 10/1/24	A3	25,000	29,921
5s, 10/1/21	A3	25,000	29,583
CA Hlth. Fac. Fin. Auth. Rev. Bonds (Northern CA Retired Officers), 5s, 1/1/20	A+	100,000	114,854
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5s, 2/1/18	A–	50,000	53,243
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. M, 4s, 5/1/16	Aa2	50,000	51,677

Intermediate-Term Municipal Income Fund     17

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Edl. Fac. Auth. Rev. Bonds (Loyola-Marymount U.), Ser. A
5s, 10/1/17	A2	$40,000	$43,750
4s, 10/1/20	A2	60,000	65,944
CA State Pub. Wks. Board Rev. Bonds
(Judicial Council Projects), Ser. A, 5s, 3/1/20	A1	100,000	115,472
(Regents U.), Ser. C, FNMA Coll., FHLMC Coll., NATL, 4s, 9/1/20 (Escrowed to maturity)	Aaa	30,000	33,930
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds (4/1/20) (Southern CA Edison Co.), 1.9s, 4/1/28	Aa3	100,000	100,137
CA Statewide Cmnty. Dev. Auth. Rev. Bonds (Sutter Hlth.), Ser. A, 5s, 8/15/22	Aa3	100,000	115,707
Central Coast, Wtr. Auth. Rev. Bonds, Ser. A, AGM, 5s, 10/1/15	AA	100,000	101,548
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, Ser. A, 4s, 9/1/17	A–	25,000	26,643
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A, 5s, 6/1/21	A1	100,000	118,044
Los Angeles Cnty., Redev. Auth. Tax Alloc. Bonds (Various Redev. Areas), Ser. D, AGM, 5s, 9/1/28	AA	100,000	113,336
Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. A, 5s, 5/15/25	AA	100,000	118,607
Los Angeles, Unified School Dist. G.O. Bonds, Ser. I, 5s, 7/1/20	Aa2	75,000	86,243
Modesto, Irrigation Dist. Elec. Rev. Bonds, Ser. A, 5s, 7/1/23	A+	25,000	29,828
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election of 2012), 5 1/2s, 8/1/23	BBB/P	75,000	88,882
Orange Cnty., Trans. Auth Toll Road Rev. Bonds (Sr. Lien — 91 Express Lane), 5s, 8/15/29	AA–	100,000	113,815
Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds
5s, 7/1/30 ##	AA–	100,000	117,186
(Cosumnes), NATL, 5s, 7/1/18 (Prerefunded 7/1/16)	AA–	20,000	21,013
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B, 5s, 7/1/22	A2	50,000	57,026
Sweetwater, G.O. Bonds, Ser. C, AGM, zero %, 8/1/20	AA	50,000	43,626
Turlock, Irrigation Dist. Rev. Bonds, 5s, 1/1/23	A+	40,000	46,075
			1,978,095
Colorado (2.2%)
CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran Good Samaritan Society), 5s, 12/1/22	Baa1	75,000	85,313
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5 1/2s, 11/15/19	A1	70,000	81,353
5s, 11/15/20	A1	30,000	34,709
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1, NATL, 5 1/4s, 9/1/18	AA–	80,000	89,410
			290,785

18     Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
Florida (4.2%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. P-2, 5s, 10/1/23	A1	$40,000	$46,949
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp., Inc.), 5s, 8/15/18	A3	100,000	109,806
FL State Auth. Utility Rev. Bonds (Golden Gate Util.), AGM, 5s, 7/1/22	AA	75,000	87,304
FL State Board of Ed. G.O. Bonds, Ser. B, 5s, 6/1/21	AAA	25,000	29,287
FL State Muni. Pwr. Agcy. Rev. Bonds (All Requirements Pwr.), Ser. A, 5 1/4s, 10/1/19	A2	50,000	57,782
Jea, Rev. Bonds, Ser. B, 4s, 10/1/22	Aa3	25,000	27,254
Manatee Cnty., Rev. Bonds, NATL, 5s, 10/1/17 (Prerefunded 10/1/16)	Aa2	30,000	31,859
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. A, 5s, 7/1/22	A3	50,000	58,985
Orange Cnty., Rev. Bonds, Ser. C, 5s, 1/1/24	Aa2	55,000	66,834
South Broward, Hosp. Dist. Rev. Bonds (South Broward Hosp. Dist.), 4 3/4s, 5/1/22	Aa3	40,000	42,690
			558,750
Hawaii (0.6%)
Honolulu City & Cnty., G.O. Bonds
Ser. B, 5s, 11/1/22	Aa1	25,000	30,008
Ser. F, 5s, 9/1/17	Aa1	50,000	54,638
			84,646
Illinois (7.2%)
Chicago, G.O. Bonds, Ser. A, 4s, 1/1/24	A–	75,000	69,323
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5 1/4s, 1/1/27	A2	100,000	114,056
Ser. A, 5s, 1/1/22	A2	75,000	85,331
Chicago, Waste Wtr. Transmission Rev. Bonds, NATL, 5 1/2s, 1/1/17	AA–	75,000	79,623
Chicago, Wtr. Reclamation Dist. G.O. Bonds
5s, 12/1/35 (Prerefunded 12/1/16)	Aa1	70,000	74,652
Ser. A, 5s, 12/1/21	AAA	25,000	29,149
Ser. B, 5s, 12/1/21	AAA	75,000	88,439
IL State G.O. Bonds, 5s, 7/1/23	A3	50,000	54,175
IL State Toll Hwy. Auth. Rev. Bonds
Ser. A-2, AGM, 5s, 1/1/27 (Prerefunded 7/1/16)	AA	150,000	157,380
Ser. D, 5s, 1/1/24	Aa3	100,000	119,277
Railsplitter, Tobacco Settlement Auth. Rev. Bonds
5 1/4s, 6/1/21	A	20,000	23,323
5 1/4s, 6/1/20	A	50,000	57,687
			952,415
Maryland (2.5%)
Anne Arundel Cnty., G.O. Bonds (Cons. Gen. Impt.), 5s, 4/1/25	AAA	150,000	185,736
Baltimore, Board of School Comm. Rev. Bonds, 5s, 5/1/16	Aa1	100,000	104,329
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	A2	30,000	35,162
			325,227

Intermediate-Term Municipal Income Fund     19

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
Massachusetts (4.3%)
MA State Clean Energy Cooperative Corp. Rev. Bonds (Muni. Ltg. Plant Coop.), 5s, 7/1/26	A1	$100,000	$116,433
MA State Dev. Fin. Agcy. Rev. Bonds
(MCPHS U.), Ser. H, 5s, 7/1/24	AA–	25,000	29,935
(MA College Pharmacy Allied), Ser. E, AGM, 5s, 7/1/17 (Escrowed to maturity)	AA	25,000	27,192
(MA College Pharmacy Allied), 4s, 7/1/22	AA–	60,000	67,126
MA State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds (4/1/16) (U. of MA), Ser. A, 0.7s, 11/1/30	Aa2	50,000	49,967
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Partners Hlth. Care Syst.)
Ser. J-2, 4 1/4s, 7/1/17	AA	50,000	53,496
4s, 7/1/19	AA	15,000	16,553
MA State Port Auth. Rev. Bonds, Ser. B, 5s, 7/1/17	Aa3	75,000	81,592
MA State School Bldg. Auth. Sr. Sales Tax Rev. Bonds, Ser. B, 5s, 10/15/17	AA+	65,000	71,339
MA State Tpk. Auth. Rev. Bonds, Ser. A, FGIC, 5 1/8s, 1/1/23 (Escrowed to maturity)	Aaa	50,000	59,767
			573,400
Michigan (4.0%)
Lansing, Board of Wtr. & Ltg. Util. Syst. Rev. Bonds, Ser. A
4s, 7/1/19	Aa3	50,000	54,060
4s, 7/1/18	Aa3	50,000	53,512
MI State Rev. Bonds, AGM, 5 1/2s, 11/1/20	AA+	50,000	59,811
MI State Fin. Auth. Rev. Bonds (Detroit Wtr. & Swr.), Ser. C-8, 5s, 7/1/16	BBB+	50,000	51,924
MI State Hosp. Fin. Auth. Mandatory Put Bonds (4/1/20) (Ascension Hlth.), 1.95s, 11/15/47	AA+	75,000	75,865
MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford Hlth. Syst.), 5s, 11/15/19	A3	65,000	72,792
Troy, City School Dist. Bldg. & Site G.O. Bonds, Q-SBLF, 5s, 5/1/22	AA	100,000	117,369
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro. Arpt.), Ser. C, 5s, 12/1/17	A2	35,000	38,286
			523,619
Minnesota (3.2%)
Jordan, Indpt. School Bldg. G.O. Bonds (Dist. No. 717), Ser. A, 4s, 2/1/25	Aa2	90,000	98,961
Maple Grove, Hlth. Care Syst. Rev. Bonds (Maple Grove Hosp. Corp.), 5s, 5/1/21	Baa1	75,000	79,809
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
5s, 1/1/20	A	20,000	22,961
Ser. C, 3s, 1/1/17	A	20,000	20,730
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds, 5s, 10/1/23	A2	75,000	89,139
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 4s, 1/1/19	Aa3	100,000	109,298
			420,898

20     Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
Mississippi (1.6%)
MS State G.O. Bonds, Ser. H, 4s, 12/1/21	Aa2	$100,000	$112,839
U. of Southern MS Rev. Bonds, Ser. A, AGM, 5s, 3/1/22 (Prerefunded 3/1/16)	Aa2	100,000	103,515
			216,354
Missouri (0.9%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5s, 6/1/19	A+	100,000	111,952
			111,952
Nebraska (0.6%)
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 5s, 1/1/19	A1	75,000	84,530
			84,530
Nevada (1.9%)
Clark Cnty., Arpt. Rev. Bonds, Ser. 08-E, 4s, 7/1/17	Aa3	150,000	159,807
Las Vegas, Special Assmt. Bonds (Dist. No. 607 Local Impt.), 5s, 6/1/24	BBB–/P	25,000	27,002
NV State G.O. Bonds, 5s, 8/1/20	Aa2	55,000	64,108
			250,917
New Hampshire (0.2%)
NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.), Ser. A, 5 1/4s, 10/1/19	Baa1	25,000	28,407
			28,407
New Jersey (6.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds, 5s, 10/1/22	Aa2	100,000	119,075
NJ State G.O. Bonds, Ser. Q, 5s, 8/15/21	A2	65,000	74,896
NJ State Econ. Dev. Auth. Rev. Bonds (School Fac. Construction), Ser. K, AMBAC, 5 1/2s, 12/15/19	A3	145,000	160,192
NJ State Edl. Fac. Auth. Rev. Bonds
(Montclair St. U.), Ser. J, NATL, 5 1/4s, 7/1/17	A1	50,000	54,456
(Ramapo College of NJ), Ser. A, 5s, 7/1/16	A2	50,000	52,299
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 5 3/4s, 7/1/15	Baa3	10,000	10,034
5s, 9/15/23	A3	75,000	82,685
(Holy Name Med. Ctr.), 4 1/2s, 7/1/20	Baa2	25,000	27,697
(Hackensack U. Med. Ctr.), 4 1/2s, 1/1/17	A3	25,000	26,354
(St. Barnabas Hlth.), Ser. A, 4 3/8s, 7/1/20	A3	15,000	16,536
(Holy Name Med. Ctr.), 4 1/4s, 7/1/18	Baa2	60,000	64,906
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5s, 1/1/21	A+	100,000	116,274
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. A, 5s, 6/15/20	A3	25,000	27,173
			832,577
New York (9.1%)
New York, G.O. Bonds, Ser. C-1
5s, 10/1/18	Aa2	5,000	5,483
U.S. Govt. Coll., 5s, 10/1/18 (Prerefunded 10/1/17)	Aa2	20,000	21,977
Niagara Area Dev. Corp. Rev. Bonds (Niagara U.), Ser. A, 5s, 5/1/18	BBB+	100,000	109,154
NY City, G.O. Bonds, Ser. H, 4s, 3/1/23	Aa2	95,000	106,108

Intermediate-Term Municipal Income Fund     21

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. C-1, 3 3/4s, 11/1/16	AA+	$25,000	$26,033
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. AA, 5s, 6/15/16	AA+	35,000	36,703
Ser. EE, U.S. Govt. Coll., 5s, 6/15/16 (Escrowed to maturity)	AA+	30,000	31,457
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1, 5s, 11/1/23	AAA	150,000	181,448
NY State Dorm. Auth. Rev. Bonds (Mount Sinai Hosp.), Ser. A, 4s, 7/1/20	A3	25,000	27,568
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Fordham U.), 5s, 7/1/17	A2	30,000	32,513
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. A, 5s, 3/15/24	AAA	100,000	121,359
NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.), Ser. AA, 3.8s, 5/1/20	Aa2	50,000	54,434
NY State Urban Dev. Corp. Rev. Bonds
(State Personal Income Tax), Ser. A-2, NATL, 5 1/2s, 3/15/21	AAA	125,000	150,291
Ser. B, 5s, 1/1/18	AA	25,000	27,512
Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/24	Aa3	100,000	111,654
Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 5s, 6/1/17	AA	25,000	27,084
Triborough, Bridge & Tunnel Auth. Rev. Bonds, Ser. B, 5s, 11/15/23	Aa3	60,000	71,896
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds (Kendal on Hudson), 4s, 1/1/23	BBB/F	50,000	53,439
			1,196,113
North Carolina (1.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, 6s, 1/1/22	AA	50,000	61,267
NC State Muni. Pwr. Agcy. No. 1 Catawba Elec. Rev. Bonds, Ser. A, 5 1/4s, 1/1/19	A2	95,000	105,249
			166,516
Ohio (3.7%)
Columbus, Swr. Rev. Bonds, 5s, 6/1/24	Aa1	100,000	122,188
Hamilton Cnty., Hlth. Care Rev. Bonds (Life Enriching Cmntys.), 4s, 1/1/21	BBB	50,000	52,550
Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst., Inc.), Ser. C, 5s, 8/15/18	A3	50,000	54,773
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds (Kendal at Oberlin), 5s, 11/15/23	A–	50,000	56,696
OH State G.O. Bonds (Higher Ed.), Ser. A
5s, 8/1/22	Aa1	50,000	60,071
5s, 2/1/22	Aa1	25,000	29,758
OH State Tpk. Comm. Rev. Bonds, 5s, 2/15/27	A1	100,000	114,766
			490,802
Oregon (0.4%)
Yamhill Cnty., G.O. Bonds (McMinnville-School Dist. #40), AGM, 5s, 6/15/26 (Prerefunded 6/15/17)	Aa1	50,000	54,291
			54,291

22     Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
Pennsylvania (5.1%)
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds (U. Student Housing, LLC), 3s, 8/1/19	Baa3	$100,000	$101,645
Cumberland Cnty., Muni. Auth. Rev. Bonds (Dickinson College), 5s, 11/1/18	A+	25,000	27,326
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds (Student Svcs., Inc. Student Hsg. at Millersville U. of PA), 5s, 7/1/30	Baa3	40,000	43,340
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon U.), 3s, 5/1/17	Baa2	40,000	41,072
Gen. Auth. of South Central Rev. Bonds (York College of PA), 4s, 11/1/19	A	30,000	32,310
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds (Susquehanna Hlth. Syst.), Ser. A
5.1s, 7/1/20	BBB+	25,000	27,906
5s, 7/1/18	BBB+	25,000	27,479
Northampton Cnty., Hosp. Auth. Rev. Bonds, Ser. A, 5s, 8/15/20	A3	25,000	27,964
PA Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A, 3.35s, 10/1/23	AA+	100,000	100,840
PA State G.O. Bonds, Ser. 2, 5s, 2/15/22	Aa3	30,000	33,638
PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area), 5 1/4s, 3/1/20	A1	25,000	28,782
(Northampton Cnty. Area Cmnty. College), Ser. A, BAM, 5s, 6/15/28	AA	50,000	56,298
Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, AGM, 5s, 8/1/22	AA	55,000	62,877
West Shore Area Auth. Rev. Bonds (Messiah Village Lifeways Oblig. Group), Ser. A, 5s, 7/1/25	BBB–/F	50,000	55,150
			666,627
Texas (8.2%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Life School of Dallas), Ser. A, PSFG, 5s, 8/15/26	AAA	100,000	117,111
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	75,000	81,630
Clear Creek, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5s, 2/15/18	Aaa	100,000	110,713
Crowley, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 8/1/19	Aaa	75,000	85,876
Cypress-Fairbanks, Indpt. School Dist. G.O. Bonds, PSFG, 4 1/4s, 2/15/21	Aaa	100,000	105,620
Midland, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/18	Aaa	80,000	88,480
San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	150,000	153,744
Tomball, Indep. School Dist. G.O. Bonds, PSFG, 5s, 2/15/25	AAA	100,000	122,571
TX A&M U. Board of Regents Rev. Bonds, Ser. B, 4s, 5/15/24	Aaa	100,000	112,673
TX State G.O. Bonds, 5s, 4/1/16	Aaa	100,000	103,934
			1,082,352

Intermediate-Term Municipal Income Fund     23

MUNICIPAL BONDS AND NOTES (94.3%)* cont.	Rating**	Principal amount	Value
Virginia (0.5%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A2	$60,000	$67,752
			67,752
Washington (3.4%)
King Cnty., Wtr & Swr. Rev. Bonds, Ser. B, 5s, 1/1/25	AA+	100,000	120,390
Seattle, Light & Pwr. Rev. Bonds, Ser. A, 5s, 2/1/26	Aa2	100,000	116,200
WA State G.O. Bonds, Ser. C, 4s, 2/1/19	Aa1	150,000	164,489
WA State Hlth. Care Fac. Auth. Rev. Bonds (Swedish Hlth. Svcs.), Ser. A, 4s, 11/15/18 (Escrowed to maturity)	AAA/F	40,000	43,816
			444,895
Wisconsin (0.7%)
WI State Dept. of Trans. Rev. Bonds, Ser. 1, 5s, 7/1/29	AA+	75,000	87,040
			87,040

TOTAL INVESTMENTS
Total investments (cost $12,290,735)	$12,444,314

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $13,200,518.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

##	Forward commitment, in part or in entirety (Note 1).
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Utilities	17.5%
Local debt	13.6
Transportation	13.0
State debt	12.0
Healthcare	11.2

24     Intermediate-Term Municipal Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$12,444,314	$—
Totals by level	$—	$12,444,314	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund     25

	Statement of assets and liabilities 5/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $12,290,735)	$12,444,314
	Cash	709,309
	Interest and other receivables	157,788
	Receivable from Manager (Note 2)	14,654
	Prepaid assets	40,675
	Total assets	13,366,740
	LIABILITIES
	Payable for purchases of delayed delivery securities (Note 1)	118,812
	Payable for shares of the fund repurchased	300
	Payable for custodian fees (Note 2)	2,248
	Payable for investor servicing fees (Note 2)	1,494
	Payable for Trustee compensation and expenses (Note 2)	90
	Payable for administrative services (Note 2)	46
	Payable for distribution fees (Note 2)	5,434
	Payable for auditing and tax fees	21,641
	Distributions payable to shareholders	9,597
	Other accrued expenses	6,560
	Total liabilities	166,222
	Net assets	$13,200,518

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,054,900
	Distributions in excess of net investment income (Note 1)	(5)
	Accumulated net realized loss on investments (Note 1)	(7,956)
	Net unrealized appreciation of investments	153,579
	Total — Representing net assets applicable to capital shares outstanding	$13,200,518
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($12,440,255 divided by 1,231,440 shares)	$10.10
	Offering price per class A share (100/96.00 of $10.10)*	$10.52
	Net asset value and offering price per class B share ($49,648 divided by 4,914 shares)**	$10.10
	Net asset value and offering price per class C share ($232,827 divided by 23,042 shares)**	$10.10
	Net asset value and redemption price per class M share ($10,274 divided by 1,017 shares)	$10.10
	Offering price per class M share (100/96.75 of $10.10)†	$10.44
	Net asset value, offering price and redemption price per class Y share ($467,514 divided by 46,282 shares)	$10.10
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26     Intermediate-Term Municipal Income Fund

Statement of operations Six months ended 5/31/15 (Unaudited)
INTEREST INCOME	$126,358

EXPENSES
Compensation of Manager (Note 2)	$26,723
Investor servicing fees (Note 2)	4,090
Custodian fees (Note 2)	3,340
Trustee compensation and expenses (Note 2)	291
Distribution fees (Note 2)	16,186
Administrative services (Note 2)	200
Reports to shareholders	5,643
Auditing and tax fees	21,648
Blue sky expense	30,443
Other	830
Fees waived and reimbursed by Manager (Note 2)	(55,642)
Total expenses	53,752
Expense reduction (Note 2)	(4)
Net expenses	53,748
Net investment income	72,610

Net unrealized depreciation of investments during the period	(78,345)
Net loss on investments	(78,345)
Net decrease in net assets resulting from operations	$(5,735)

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund     27

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$72,610	$136,027
	Net realized loss on investments	—	(7,457)
	Net unrealized appreciation (depreciation) of investments	(78,345)	427,059
	Net increase (decrease) in net assets resulting from operations	(5,735)	555,629
	Distributions to shareholders (Note 1):
	From ordinary income
	Taxable net investment income
	Class A	—	(412)
	Class B	—	(1)
	Class C	—	(2)
	Class M	—	—
	Class Y	—	(7)
	From tax-exempt net investment income
	Class A	(71,000)	(133,120)
	Class B	(144)	(390)
	Class C	(324)	(408)
	Class M	(48)	(92)
	Class Y	(1,137)	(1,107)
	Increase (decrease) from capital share transactions (Note 4)	1,468,902	(46,508)
	Total increase in net assets	1,390,514	373,582
	NET ASSETS
	Beginning of period	11,810,004	11,436,422
	End of period (including distributions in excess of net investment income of $5 and undistributed net investment income of $38, respectively)	$13,200,518	$11,810,004
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

28     Intermediate-Term Municipal Income Fund

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Intermediate-Term Municipal Income Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
May 31, 2015**	$10.16	.06	(.06)	—	(.06)	(.06)	$10.10	(.01) *	$12,440	.42*	.58*	—*
November 30, 2014	9.81	.12	.35	.47	(.12)	(.12)	10.16	4.78	11,626.85		1.17	20
November 30, 2013†	10.00	.07	(.19)	(.12)	(.07)	(.07)	9.81	(1.24) *	11,310	.59*[d]	.68*[d]	—*[e]
Class B
May 31, 2015**	$10.16	.03	(.06)	(.03)	(.03)	(.03)	$10.10	(.31) *	$50	.72*	.28*	—*
November 30, 2014	9.81	.06	.35	.41	(.06)	(.06)	10.16	4.16	50	1.45	.57	20
November 30, 2013†	10.00	.03	(.19)	(.16)	(.03)	(.03)	9.81	(1.63) *	38	.99*[d]	.28*[d]	—*[e]
Class C
May 31, 2015**	$10.16	.02	(.06)	(.04)	(.02)	(.02)	$10.10	(.38) *	$233	.80*	.21*	—*
November 30, 2014	9.80	.04	.36	.40	(.04)	(.04)	10.16	4.11	63	1.60	.41	20
November 30, 2013†	10.00	.02	(.20)	(.18)	(.02)	(.02)	9.80	(1.82) *	10	1.08*[d]	.18*[d]	—*[e]
Class M
May 31, 2015**	$10.16	.05	(.06)	(.01)	(.05)	(.05)	$10.10	(.13) *	$10	.55*	.45*	—*
November 30, 2014	9.80	.09	.36	.45	(.09)	(.09)	10.16	4.63	10	1.10	.91	20
November 30, 2013†	10.00	.05	(.20)	(.15)	(.05)	(.05)	9.80	(1.50) *	10	.76*[d]	.50*[d]	—*[e]
Class Y
May 31, 2015**	$10.16	.07	(.06)	.01	(.07)	(.07)	$10.10	.12*	$468	.30*	.72*	—*
November 30, 2014	9.81	.14	.35	.49	(.14)	(.14)	10.16	5.04	61.60		1.41	20
November 30, 2013†	10.00	.08	(.19)	(.11)	(.08)	(.08)	9.81	(1.07) *	68	.42*[d]	.90*[d]	—*[e]

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2015	0.44%
November 30, 2014	1.18
November 30, 2013	1.19

d  Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

11/30/13
Class A	0.01%
Class B	0.04
Class C	0.05
Class M	0.02
Class Y	0.01

e  Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30	Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund	31

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have intermediate-term maturities (three to ten years). The bonds Putnam Management invests in are mainly investment-grade in quality. Putnam management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

32     Intermediate-Term Municipal Income Fund

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$629	$7,327	$7,956

Intermediate-Term Municipal Income Fund     33

The aggregate identified cost on a tax basis is $12,290,735, resulting in gross unrealized appreciation and depreciation of $203,338 and $49,759, respectively, or net unrealized appreciation of $153,579.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,793 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $49,849 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s

34     Intermediate-Term Municipal Income Fund

average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,957
Class B	16
Class C	57
Class M	3
Class Y	57
Total	$4,090

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$15,177
Class B	212
Class C	771
Class M	26
Total	$16,186

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $216 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,428,375	$—
U.S. government securities (Long-term)	—	—
Total	$1,428,375	$—

Intermediate-Term Municipal Income Fund     35

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	93,112	$947,934	224,454	$2,246,226
Shares issued in connection with reinvestment of distributions	1,181	12,026	1,451	14,587
	94,293	959,960	225,905	2,260,813
Shares repurchased	(7,275)	(73,983)	(235,014)	(2,355,057)
Net increase (decrease)	87,018	$885,977	(9,109)	$(94,244)

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,991	$49,810
Shares issued in connection with reinvestment of distributions	14	144	37	371
	14	144	5,028	50,181
Shares repurchased	—	—	(4,025)	(41,024)
Net increase	14	$144	1,003	$9,157

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	16,821	$171,552	18,794	$186,065
Shares issued in connection with reinvestment of distributions	31	324	27	276
	16,852	171,876	18,821	186,341
Shares repurchased	(9)	(98)	(13,623)	(137,264)
Net increase	16,843	$171,778	5,198	$49,077

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	5	48	8	86
	5	48	8	86
Shares repurchased	—	—	—	—
Net increase	5	$48	8	$86

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	40,147	$409,893	26,162	$256,122
Shares issued in connection with reinvestment of distributions	108	1,095	99	991
	40,255	410,988	26,261	257,113
Shares repurchased	(3)	(33)	(27,184)	(267,697)
Net increase (decrease)	40,252	$410,955	(923)	$(10,584)

36     Intermediate-Term Municipal Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	901,481	73.2%	$9,104,958
Class B	1,010	20.6	10,201
Class C	1,007	4.4	10,171
Class M	1,017	100.0	10,274

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Intermediate-Term Municipal Income Fund     37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

38     Intermediate-Term Municipal Income Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Intermediate-Term Municipal Income Fund     39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40     Intermediate-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA119
295058 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015